Exhibit 10.2

There appears stapled to the front of the document a bank form certifying the payment of the notarial duties which is not translated in detail at the request of the interested party and given that it has nothing to do with the contents of the document.

I, Victor Manuel Chinchilla, Venezuelan, of legal age, domiciled in the city of Caracas and holder of Identity Card No. V-6,173,814; entered in the Registry of Tax Information under number V-06173814-9, acting in my capacity of Managing Partner of GRUPO LODS 299, ISALYS, BASSBEN, ARTURO SORIA, IMAS 2006, MIRIRU RURIMI, VIVAND 2006, SGM and 432511, S.N.C (denominated at the time of its establishment GRUPO LODS 299, ISALYS and BASSBEN, S.N.C.), a mercantile corporation entered in the Mercantile Registry Fifth of the Judicial District of the Capital District and State of Miranda, on February 21st 2006, under number 11, Volume 1269-A, Docket number 518969, its trade name being modified by the Meeting of Partners held on December 18th 2006, entered in the same office of Mercantile Registry, on December 20th 2006, under No. 45, Volume 1485-A, and entered in the Registry of Tax Information under number J-31507600-4, hereinafter the “Seller”, being my capacity evidenced from the Minutes of the Meeting of Partners of the Seller held on February 21st 2011, entered before the Office of the Mercantile Registry Fifth of the Judicial District of the Capital District and State of Miranda on July 7th 2011 under No. 10, Volume 195-A, Mercantile Registry V and dully empowered for this proceeding by the Meeting of Partners of the Seller held in Caracas on February 21st 2012, granted before the Thirty-Seventh Notary Public Office of the Libertador Township of the Capital District on September 11th 2012, being entered under number 31, Volume 133, hereby declare “on behalf of my principal I give in pure and simple, perfect and irrevocable to MERCADOLIBRE VENEZUELA, S.R.L. (denominated at the time of its establishment MERCADOLIBRE VENEZUELA, S.A.), a mercantile corporation of this domicile, established according to document entered before the Mercantile Registry First of the Judicial District of the Capital District and State of Miranda, on March 1st 2000, under No. 31, Volume 31-A-Pro, Docket number 539387, transformed into a Limited Liability Company and completely modified its Corporate By-Laws in a General Special Stockholders Meeting held on November 23rd 2011, entered in the Mercantile Registry First of the Judicial District of the Capital District and State of Miranda, on December 20th 2011, under No. 29, Volume 270-A, Mercantile Registry First; entered in the Registry of Tax Information under number J-30684267-5, hereinafter the “Buyer”, the offices identified with numbers 12-01, 12-02, 12-03 and 12-04, located in the Floor Offices Level Twelve (12) of the Edificio Bancaracas, located between the Avenues Principal of the Urbanización La Castellana, Avenida San Felipe and Segunda Transversal of the same development in the Jurisdiction of the Township Chacao, State of Miranda, which boundaries, measurements and other definitions are stated in the Condominium Document of said building, which was registered before the Subordinate Office of the Third Circuit of Registry of the Autonomous Township of Chacao, State of Miranda, on April 4th 1995, entered under No. 21, Volume 3, First Protocol and its Clarifications which were registered before the same Subordinate Office of the Third Circuit of Registry of the Autonomous Township of Chacao, State of Miranda, on May 2nd 1995, entered under No. 43, Volume 7 of the First Protocol and on May 15th 1995, entered under No. 40, Volume 10 of the First Protocol. The Offices object of this operation are sold under the Condominium System and have assigned the following Cadastrial Numbers: Office 12-01: 209040010200047; Office 12-02: 209040010200048; Office 12-03: 209040010200049; Office 12-04: 209040010200050, and they have the following approximate areas: OFFICE 12-01: has an approximate area of ONE HUNDRED SIXTY-NINE SQUARE METERS WITH SIX SQUARE DECIMETER (169.06 m2) of which ONE HUNDRED ELEVEN SQUARE METERS AND THIRTY NINE SQUARE DECIMETERS (111.39 m2) are covered area NINETEEN SQUARE METERS AND SIXTY-EIGHT SQUARE DECIMETERS (19.68 m2) are leveled with mortar and THIRTY-SEVEN SQUARE METERS AND NINETY-NINE SQUARE DECIMETERS (37.99 m2) are covered area, its boundaries area: NORTH: Northern façade of the Building; SOUTH: Emergency Stairways and Circulation Hall, Office “02” and Open Terrace of Office “02”; EAST: Eastern façade of the Building; WEST: Western façade of the Building, Emergency Stairways and Circulation Hall; OFFICE 12-02: has an approximate area of FOUR HUNDRED THIRTY-FIVE SQUARE METERS AND TWENTY-TWO SQUARE DECIMETERS (435.22 m2), of which TWO HUNDRED NINE SQUARE METERS AND NINETY-FIVE SQUARE DECIMETERS

(209.95 m2) are of covered area, TWO HUNDRED TWENTY-FIVE SQUARE METERS AND TWENTY-SEVEN SQUARE DECIMETERS (225.27 m2) are of uncovered area, its boundaries area: NORTH: Office “01” and uncovered Terrace of Office “01”; SOUTH: Office “03” and uncovered Terrace of Office “03”; EAST: Eastern façade of the Building; WEST: Circulation Hall; OFFICE 12-03: has an approximate area of ONE HUNDRED SEVENTY-THREE SQUARE METERS AND FIFTY-FIVE SQUARE DECIMETERS (173.55 m2) of which ONE HUNDRED FIFTEEN SQUARE METERS AND SEVENTEEN SQUARE DECIMETERS (115.17 m2) are covered area, EIGHT SQUARE METERS AND TEN SQUARE DECIMETERS (8.10 m2) are leveled with mortar and FIFTY SQUARE METERS AND TWENTY-EIGHT SQUARE DECIMETERS (50.28 m2) are of uncovered area, its boundaries area: NORTH: Circulation Hall, Office “02” and uncovered Terrace of Office “02”; SOUTH: Southern façade of the Building; EAST: Eastern façade of the Building; WEST: Western façade of the Building, Emergency Stairways, Electricity Duct and Garbage Duct; OFFICE 12-04: has an approximate area of ONE HUNDRED SIXTY-FIVE SQUARE METERS AND EIGHTY-SEVEN SQUARE DECIMETERS (165.87 m2) and its boundaries are: NORTH: Northern façade of the Building and Emergency Stairways; SOUTH: Southern façade of the Building, Ladies Toilet and Gentlemen Toilet; EAST: Circulation Hall; WEST: Western façade of the Building. To OFFICE 12-01, there pertains in ownership a double parking places, that is one behind the other, identified with numbers 79 and 80, with an approximate area of THIRTEEN SQUARE METERS AND SEVENTY-FIVE SQUARE DECIMETERS (13.75 m2) located in the Basement Level (2), which comprise and indivisible whole with the ownership of the Office. To said Office there pertains a Condominium percentage of ONE INTEGER AND FIVE THOUSAND THREE HUNDRED SIXTY-THREE THOUSANDS PERCENT (1.5363%), including in said percentage the parking places, over the rights and charges of the community of owners. To OFFICE 12-01, there pertains in ownership three (3) double parking places, that is one after the other, identified with numbers 72 and 73, 75 and 76, 77 and 78, with an approximate area of THIRTEEN SQUARE METERS AND SEVENTY-FIVE SQUARE DECIMETERS (13.75 m2) each one, and one individual parking places identified with number 74, with an approximate area of TWELVE SQUARE METERS

WITH FIFTY SQUARE DECIMETERS (12.50 m2), all of them located in the Basement Level Two (2) which comprise and indivisible whole with the ownership of the Office. To said Office there pertains a Condominium percentage of THREE INTEGERS AND ONE THOUSAND NINE HUNDRED TWENTY-ONE THOUSANDS PERCENT (3.1921%), including in said percentage the parking places, over the rights and charges of the community of owners. To OFFICE 12-03, there pertains in ownership a double parking places, that is one behind the other, identified with numbers 66 and 67, with an approximate area of THIRTEEN SQUARE METERS AND SEVENTY-FIVE SQUARE DECIMETERS (13.75 m2) each one, located in Basement Level Two (2) which comprise and indivisible whole with the ownership of the Office. To said Office there pertains a Condominium percentage of ONE INTEGER WITH FIVE THOUSAND TWO HUNDRED FOUR THOUSANDS PERCENT (1.5204%), including in said percentage the parking places, over the rights and charges of the community of owners. To OFFICE 12-04, there pertains in ownership a double parking places, that is one behind the other, identified with numbers 89 and 90, with an approximate area of THIRTEEN SQUARE METERS AND SEVENTY-FIVE SQUARE DECIMETERS (13.75 m2) each one, located in Basement Level Two (2) which comprise and indivisible whole with the ownership of the Office. To said Office there pertains a Condominium percentage of ONE INTEGER AND SIX THOUSAND EIGHT HUNDRED EIGHTY THOUSANDS PERCENT (1.6880%), including in said percentage the parking places, over the rights and charges of the community of owners. Likewise, as it is stated in the Clarifications to the Condominium Document, registered before the Subordinate Registry Office of the Third Registry Office of the Township of Chacao, State of Miranda on May 15th 1995, entered under No. 40, Volume 10 of the First Protocol, to Office 12-01 there was assigned in exclusive ownership an area intended for storage, located in Air Level One (1), which has an approximate area of THIRTY-TWO SQUARE METERS AND THIRTY EIGHT SQUARE DECIMETERS (32.38 m2), which is accessed through the Emergency Stairways which is located in the Main Nucleus of Vertical Circulation, which boundaries are: NORTH: with parking lot ramp; SOUTH: with Southern façade of the Building; EAST: with Southern façade of the Building and empty space and WEST: with Mechanical ventilation duct, Emergency Stairways, Electricity Duct and

Garbage Duct. Likewise, as it is stated in the Clarification above identified, to Office 12-04 there was assigned in exclusive ownership an area intended for storage, located in Air Level Two (2), which has an approximate area of THIRTY-TWO SQUARE METERS AND THIRTY EIGHT SQUARE DECIMETERS (32.38 m2), which is accessed through the Emergency Stairways which is located in the Main Nucleus of Vertical Circulation, which boundaries are: NORTH: with parking lot ramp; SOUTH: with Southern façade of the Building; EAST: with Southern façade of the Building and empty space and WEST: with Mechanical ventilation duct, Emergency Stairways, Electricity Duct and Garbage Duct. Likewise, as it is stated in the Clarification above identified, to Office 12-03 there was assigned in exclusive ownership storage No. 11, which is located in Air Level Four (4) and to Office 12-02 there was assigned in exclusive ownership Storage No. 12, which is located in the same Air Level Four (4). The sale price of each one of the real properties above described area the following amounts: Office 12-01: twenty-two million five hundred seventy-two thousand three hundred eighty-five Bolivars and thirty cents (Bs. 22,572,385.30); Office 12-02: fifty-eight million one hundred nine thousand two hundred seventy Bolivars w/o cents (Bs. 58,109,270.00); Office 12-03; twenty-three million one hundred seventy-one thousand eight hundred seventy-six Bolivars and seventy cents (Bs. 23,171,876.70); and Office 12-04: twenty-two million one hundred forty-six thousand four hundred sixty-six Bolivars w/o cents (Bs. 22,146,466.00); which make a total of one hundred twenty-six million Bolivars w/o cents (Bs. 126,000,000.00). For the payment of the price the procedure shall be as follows: (i) At the granting of this document the Buyer delivers to the Seller Cashier’s Check No. 11997946, drawn against Banco Provincial, to the order of GRUPO LODS 299, ISALYS, BASSBEN, ARTURO SORIA, IMAS 2006, MIRIRU RURIMI, VIVAND 2006, SGM and 432511, S.N.C for the amount of one hundred million eight hundred thousand Bolivars (Bs. 100,800,000.00); in the understanding that this amount will be effectively paid by the Buyer to the Seller at the same time that the Seller has the free availability of the amount of said check and, (ii) at the time this purchase sale document is registered before the competent Registry Office the Seller engages to deliver to the Buyer Cashier’s Check No. 11997934, drawn against Banco Provincial, to the order of GRUPO LODS 299, ISALYS, BASSBEN, ARTURO SORIA, IMAS 2006, MIRIRU RURIMI, VIVAND

2006, SGM and 432511, S.N.C for the amount of twenty-five million two hundred thousand Bolivars (Bs. 25,200,000.00), and that same time the Seller shall deliver to the Buyer confirmation of the receipt of said check; it being understood likewise that said amount will be effectively paid by the Buyer to the Seller at the same time that the Seller has the free availability of the amount of said check. The real properties sold herein are free of any charge, judicial measure, encumbrance, census, easement or mortgage and nothing is owed for reason of national or municipal taxes, national, state of municipal fees or contributions or for any services rendered. These real properties belong to my principal, the Seller, for having acquired them as is stated in a document registered before the Real Property Registry Office of the Township of Chacao of the State of Miranda, on March 10th 2006, under No. 29, Volume 12, First Protocol. By registering this document before the competent Real Property Registry the legal delivery to the Buyer of the real properties sold shall be made, and on behalf of my principal, the Seller, I engage to the clearing in terms of the law. In this proceeding the Seller delivers to the Buyers the following documents: (a) simple copy of the identity card and tax information registration of citizen Victor Manuel Chinchilla, aforeidentified; (b) simple copy of the Establishment Document and By-laws of the Seller, of the Minutes of the Meeting of Partners of the Seller held in Caracas on February 21st 2012 and the tax information registration of the Seller; (c) original of the Cadastrial Records issued by the Cadastrial Direction of the Mayor’s Office of the Township of Chacao, State of MIranda, pertaining to offices 12-01, 12-02, 12-03 and 12-04, object of the sale made hereby; (d) originals of the four (4) Certificates of Real Property Clearance issued by the Direction of Tax Administration, Management of Taxes and Temporary activities of the Mayor’s Office of Chacao, State of Miranda, on February 21st 2013, expiring on September 30th 2013, pertaining to offices 12-01, 12-02, 12-03 and 12-04, object to the sale made hereby; (e) original of the Clearance Certificate issued by Hidrocapital in respect to Offices 12-01, 12-02, 12-03 and 12-04 expiring June 8th 2013; (f) simple copy of the Clearance Certificate issued by the Venezuelan Institute of Social Security to the name of the Seller expiring on June 6th 2013; and (g) Voucher of advance payment of income tax for the amount of 0.5% of the price of this sale. Likewise the Seller engages to provide to the Buyer as soon as possible, within the thirty (30) continuous days after having received the formal request made by the Buyer, any other document that the Seller must provide and that must be submitted to the competent Office of Real Property Registry to the purposes of registering this document. If for causes due to the Seller the documents requested by the Buyer and that it pertains to the Seller to provide and that must be submitted to the competent Real Property Registry in order to be able to register this document are not delivered to the Buyer, within the above mentioned term of thirty (30) continuous days, them the Seller engages to pay to the Buyer the amount of twenty-four thousand Bolivars (Bs. 24,000.00) per each continuous days of delay, counted as from the day following (inclusive) the elapsing of the above mentioned term of thirty (30) continuous days, which is stipulated as penalty clause for damages and shall not need to be proven. The parties agree that the material delivery of the real properties object of this purchase sale to the Buyer, shall take place on the same day of the granting of this document or the working day immediately following the granting of this document. And I, Ignacio Caride, Argentinian, of legal age, domiciled in the city of Caracas and holder of Identity Card No. E-84,566,863; entered in the Tax Information Registry under number P-00084776-9, sufficiently authorized for this proceeding by the General Special Meeting of Partners held on May 9th 2013, duly entered before the Mercantile Registry First of the Judicial District of the Capital District and State of Miranda, on May 14th 2013, under No. 8, Volume 85-A, on behalf of the Buyer, declare: “That I accept for my principal, MERCADOLIBRE VENEZUELA, S.R.L., aforeidentified, the sale made to the same hereby in the terms and conditions stated and I engage my principal to pay the price of this sale in the terms and conditions stated herein. Likewise I declare hereby to have received from the Seller the documents set forth in the preceding letters (a) to (g). Likewise, I hereby engage my principal to carry out all the endeavors required to register this document before the respective Real Property Registry within the thirty (30) continuous days following the granting hereof. In case that my principal should not achieve to register this document within the above stated term, for reasons due to the Buyer, the latter engages to pay to the Seller the amount of twenty-four thousand Bolivars (Bs. 24,000.00) per each continuous day of delay in the registration of this document before the respective Real Property Registry, counted as from the day following (inclusive) the elapsing of the above stated term of thirty (30) continuous days, which is stipulated as penalty clause for damages and losses caused to the Seller, which shall not need to be proven. Likewise, in case that on day set for the registration of this document, before the competent Real Property Registry, the Buyer should not deliver to the Seller the respective cashier’s check, the Buyer shall pay to the Seller an amount of twenty-for thousand bolivars (Bs. 24,000.00) per each day of delay in the payment of the balance of the price, also as penalty clause for damages and losses caused to the Seller, which the Buyer accepts that shall not need to be demonstrated. The notifications or communications that are to be given, shall be sent in writing, with acknowledgment of receipt, to the following addresses: (i) to the Seller: Edificio Bancaracas, Piso 8, Oficina 804, Plaza La Castellana, Caracas 1060. Atención: José Benzaquén; and (ii) to the Buyer: Avenida Eugenio Mendoza, Edificio Torre La Castellana, Piso 8, La Castellana, Caracas 1060. Atención: Ignacio Caride. Any dispute contractual or extracontractual that arises regarding this contract shall be settled finally by means of a law bound arbitration according to the substantive laws of the Bolivarian Republic of Venezuela, applicable to settle the merit of the dispute in the city of Caracas, Bolivarian Republic of Venezuela, at the place determined by the Arbitration Court, in the Spanish language, in accordance to the Regulations of the Business Center for Conciliation and Arbitration (CEDCA, in its Spanish acronym) by three (3) arbitrators appointed in accordance with the Regulations. The arbitrators may decree precautionary measures, even before the Arbitration Court which shall hear in detail the merit of the dispute has been formed. The arbitration award shall be reasoned and shall be object of the previous submittal stipulated in said regulations. Summons for the answer for the request for arbitration shall be made to the address of the defendant party stated herein. The citizen Registrar shall please certify in the registration note hereof that on the real properties sold there are not in force any measures of prohibition of disposal or encumbrance nor any attachment measures nor any mortgage encumbrance, antichresis or of any other kind that might have been imposed since March 10th 2006 until the date of registration hereof. Otherwise, the Registrar shall please abstain from registering this document.

In Caracas, on the date of acknowledgment before the Notary Public.

SAREN DPCFL2A

DIRECTION OF PREVENTION, CONTROL AND INSPECTION OF

LEGITIMATION OF FUNDS OF THE SAREN

SWORN STATEMENT OF LAWFUL ORIGIN AND DESTINATION OF FUNDS

ACCORDING TO THE PROVISION IN ARTICLE 17 OF RESOLUTION No. 150 PUBLISHED IN THE

OFFICIAL GAZETTE OF THE BOLIVARIAN REPUBLIC OF VENEZUELA No. 39,697 OF JUNE 16th 2011

ON THE REGULATIONS FOR THE PREVENTION, CONTROL AND INSPECTION OF THE OPERATIONS OF LEGITIMATION OF CAPITALS, FINANCING OF TERRORISM APPLICABLE IN THE REGISTRY AND

NOTARY OFFICES OF THE BOLIVARIAN REPUBLIC OF VENEZUELA

I, Ignacio Caride, of Argentinian nationality, of legal age, marital status                     , holder of identity card and/or passport No. 84,566,863, of                     by profession/occupation, able and domiciled in Caracas, on behalf of: Mercadolibre Venezuela, S.R.L., engaged in Marketing DECLARE UNDER OATH that the capitals, properties, assets, values or securities of the juridical proceeding or business to the purpose of Purchase of office originate from lawful activities, which may be verified by the competent authorities and are not related at all with money, capital, properties, assets, values or securities that are considered product of the unlawful activities or actions covered under the Organic Law Against Organized Crime and Financing of Terrorism and/or in the Organic Law on Drugs.

In Caracas on the                 day of the month of             2013

First and Family names of the Officer		Signature of the Affiant:
I.C. No. 84,566,863
I.C. 6,352,040
Signature: CLERK
Fingerprints of the Affiant

DOCUMENT DATA
OFFICE CODE:
DATE:
YEAR:
LICENSE PLATE:
ENTRY:
VOLUME:
NUMBER:
PROTOCOL:	STAMP	Right	Left
		Thumb	Thumb

STATEMENT OF LEGAL PERSON

BOLIVARIAN REPUBLIC OF VENEZUELA. MINISTRY OF THE PUBLIC POWER FOR INTERIOR RELATIONS AND JUSTICE. AUTONOMOUS SERVICE OF REGISTRIES AND NOTARIES FOURTH PUBLIC NOTARY OFFICE OF THE TOWNSHIP OF CHACAO, STATE OF MIRANDA. INTERIM NOTARY DR. GUSTAVO GUANCHEZ. El Rosal, May Sixteenth (16th) Two Thousand Thirteen (2013) Years 202nd and 154th. The preceding document drafted by Attorney at Law ALEJANDRO JOSE NOGUERA, member of INPREABOGADO under Number 69,040; was submitted for its acknowledgment and return, as per Single Bank Form number 79380, dated 05/15/2013, and Payment Form of Notarial Fees number 73857, dated 05/15/2013. Present their grantors they said their names were: VICTOR MANUL CHINCHILLA AND IGNACIO CARIDE, of legal ages, domiciled in CARACAS, of VENEZUELAN AND ARGENTINIAN nationalities, of marital status: UNMARRIED AND MARRIED and holders of Identity Cards numbers V-6,173,814 AND E-84,566,863; respectively. Once the document was read and checked with its photocopies, the grantors stated: “IT IS CONTENTS ARE TRUE AND THE SIGNATURES APPEARING ON THE BOTTOM OF THE INSTRUMENT ARE OURS”. Wherefore the Notary ATTESTS PUBLICLY, at the request of the interested parties of the juridical proceeding or business granted in his presence and of the copies signed in original which comprise the Main Volume and the Duplicate Volume, being entered under NUMBER 30 VOLUME 188, of the books of acknowledgments kept in this Notary for this year. There acted as material witnesses the officers: CLAUDIO TORRES and NELLY GONZALEZ, holders of identity cards numbers V-13,748,890 and V-6,352,040. Likewise the Notary certifies that he has complied with the provisions in Article 79 of the Law on Public Registries and Notaries and specially with ordinal 2nd, which copied verbatim reads as follows: “2. Informing the parties of the contents, nature, significance and legal consequences of the juridical proceedings or business granted in his presence, as well as on the waivers, reservations, encumbrances and any other element affecting the properties or rights referred to in the juridical proceeding or business. The Notary shall leave record in the proceeding of the compliance with this obligation and his omission makes him civilly, criminally and administratively liable”. Likewise the undersigned Notary certifies that in the original hereof there were Cancelled 0.05 Tax Units in Tax Stamps, according to the provisions in Article 35 of the Law on Tax Stamps, as stated in Form 16 No.

0085438, payed in Banco Provincial which was necessary for granting the same. And likewise the Notary certifies that he held at sight: 1) Corporate Bylaws of the GRUPO LODS 299, ISALYS, BASSBEN, ARTURO SORIA, IMAS 2006, MIRIRU RURIMI, VIVAND 2006, SGM and 432511, S.N.C., entered in the Mercantile Registry of the Judicial District of the Capital District and State of Miranda on 2-21-2006, under No. 11, Volume 1269-A-V, Docket No. 518969; its Trade Name modified in the Meeting of Partners of 12-18-2006, entered in the above Registry Office on 12-20-2006, under No. 45, Volume 1485-A-V AND Tax Information Registration No. J-31507600-4. 2) Minutes of the Meeting of Partners of 2-21-2011, entered in the Mercantile Registry of the Judicial District of the Capital District and State of Miranda on 7-7-21011, under No. 10, Volume 195-A-V. 3) Document duly acknowledged before the Thirty-Seventh Public Notary Office of the Township of Libertador of the Capital District on 9-11-2012, under No. 31, Volume 133. 4) Corporate Bylaws of MERCADOLIBRE VENEZUELA, S.R.L., entered in the Mercantile Registry of the Judicial District of the Capital District and State of Miranda on 3-1-2000, under No. 31, Volume 31-A-Pro, Docket No. 539387, afterwards transformed into a Limited Liability Company and its Bylaws modified completely in its General Special Stockholders Meeting on 11-23-2011, entered in the above Registry Office on 12-20-2011, under No. 29, Volume 270-A-Pro., Tax Information Registration No. J-30684267-5. 5) Minutes of Stockholders Meeting on 5-9-2013, duly registered before the Mercantile Registry of the Judicial District of the Capital District and State of Miranda on 5-14-2013, under No. 8, Volume 85-A-Pro. 6) Document of Ownership duly registered before the Subordinate Office of the Real Property of the Township of Chacao, State of Miranda on 03-10-2006, under No. 29, Volume 12, First Protocol. 7) National Integrated Services of Customs and Tax Administration (SENIAT) Form 33 No. 00295008, payed at Banco Provincial on 5-15-2013, for Bs. 630,000.00; pertaining to GRUPO LODS 299, ISALYS, BASSBEN, ARTURO SORIA, IMAS 2006, MIRIRU RURIMI, VIVAND 2006, SGM and 432511, S.N.C. 8) Checks Nos. 11997946 and 11997934 of Banco Provincial.- 9) For this proceeding the Notary authorized the officer Nelly Gonzalez to displace herself to Torre La Castellana, Piso 8. In view of all the above, the citizen Notary Public declares this document Legally Acknowledged.

THE NOTARY PUBLIC                                                                                                                   THE GRANTORS

(illegible signature)

THE WITNESSES.-

(two illegible signatures)

GRANTED BY:

(illegible signature)

BOLIVARIAN REPUBLIC OF VENEZUELA

*** MINISTRY OF THE PEOPLE’S POWER FOR INTERIOR RELATIONS AND JUSTICE ***

*** AUTONOMOUS SERVICE OF REGISTRIES AND NOTARIES ***

PUBLIC REGISTRY OF THE TOWNSHIP OF CHACAO OF THE STATE OF MIRANDA

May Thirtieth (30th) Two thousand thirteen (2013)

203rd and 154th

The preceding document was drafted by Attorney at Law ALEJANDRO JOSE NOGUERA GUTIERREZ, member of Inpreabogado No. 69046; identified with Number 240.2013.2.1021, dated 05/21/2013. It was submitted for its registration by ALEJANDRO JOSE NOGUERA GUTIERREZ, IDENTITY CARD No. V-11,307,381. It was read and checked with its copies in the protocols and signed on them and on this original by its presentor before me and the witnesses EMILIO MARIO PARADISO DI MARCO and STEVEN ALEXANDER LIRA LUGO, with IDENTITY CARD No. V-11,993,996 and IDENTITY CARD No. V-16,381,536. The legal review was made by Attorney at Law INGRID MARGOTT VINAJA DIAZ, with IDENTITY CARD No. V-10,967,084; officer of this Registry Office. The Review of Prohibitions was made by MARIA DEL CARMEN ALEMAN RODRIGUEZ, with IDENTITY CARD No. V-5,113,738. The tax in favor of the Municipal Public Treasury stipulated in Article 92 of the Law on Public Registries and Notaries is equivalent to 5 Tax Units. The identification of its grantor was made as follows: ALEJANDRO JOSE NOGUERA GUTIERREZ, of VENEZUELAN nationality, marital status: UNMARRIED, IDENTITY CARD No. V-11,307,381. The Documents IDENTITY DOCUMENT, MUNICIPAL CLEARANCE CERTIFICATE, MUNICIPAL CLEARANCE CERTIFICATE, MUNICIPAL CLEARANCE CERTIFICATE, TAX INFORMATION REGISTRATION, TAX INFORMATION REGISTRATION, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, MUNICIPAL CLEARANCE CERTIFICATE, WATER CLEARANCE CERTIFICATE, CADASTRAL RECORD, MUNICIPAL PAYMENT FORM, COPY OF CHECK, CLEARANCE CERTIFICATE, FORM 33, MINUTE OF STOCKHOLDERS MEETING, SWORD STATEMENT, MINUTE OF

STOCKHOLDERS MEETING, CERTIFICATION OF PAYMENT, INCORPORATING DOCUMENT, MINUTE OF STOCKHOLDERS MEETING, INCORPORATING DOCUMENT, MINUTE OF STOCKHOLDERS MEETING, MINUTE OF STOCKHOLDERS MEETING and QUIT-CLAIM added to the Notebook of Vouchers under numbers 12235, 12236, 12237, 12238, 12239, 12240, 12241, 12242, 12243, 12244, 12245, 12246, 12247, 12248, 12249, 12250, 12251, 12252, 12253, 12254, 12255, 12256, 12257, 12258, 12259 and 12260 and foliae 34835-34836, 34837-34838, 34839-34840, 34841-34842, 34843-34844, 34845-34846, 34847-34848, 34849-34850, 34851-34852, 34853-34854, 34855-34856, 34857-34858, 34859-34860, 34861-34864, 34865-34866, 34867-34868, 34869-34880, 34881-34882, 34883-34896, 34897-34898, 34899-34914, 34915-34942, 34943-34966, 34967-34984, 34985-35000 and 35001-35010 respectively. This document was entered under Number 2013.547, Registry Entry 1 of the Real Property recorded with No. 240.13.18.1.10788, pertaining to the Book of Real Folium of Year 2013, Number 2013.548, Registry Entry 1 of the Real Property recorded with No. 240.13.18.1.70789, pertaining to the Book of Real Folium of Year 2013, Number 2013.549, Registry Entry 1 of the Real Property recorded with No. 240.13.18.1.70790, pertaining to the Book of Real Folium of Year 2013, Number 2013.550, Registry Entry 1 of the Real Property recorded with No. 240.13.18.1.10791 pertaining to the Book of Real Folium of Year 2013. I certify that from the review performed on the protocols and marginal notes that are kept in this Office there does not appear any encumbrance in force. Likewise, I certify that there are no Measures of Prohibition of Disposal and Encumbering or Measures of Encumbrance in force. This certification is issued with the cooperation of Ingrid Vinaja and Maria Aleman Ita. This document was granted in this office at 10:50 am.

The Presentor:

(illegible signature)

(illegible signature)

I.C. 17,864,412
ASSISTANT REGISTRAR

The Witnesses:

(two illegible signatures)

Granted by officer.-

(illegible signature)

PREPARED BY: STEVEN ALEXANDER LIRA LUGO”

15